EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Matrixx Initiatives, Inc. (the “Company”) on Form 10-K for the year ended March 31, 2009 as filed with the Securities and Exchange Commission (the “Report”), I, William J. Hemelt, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  William J. Hemelt
William J. Hemelt
Acting President, Chief Operating Officer,
and Chief Financial Officer
(Principal Executive Officer and Principal
Financial Officer)

Dated June 5, 2009